EXHIBIT 10.28



                        Viking Asset Management, L.L.C.
                       600 Montgomery Street, 44th Floor
                            San Francisco, CA 94111

                                 April 1, 2008

South Texas Oil Company
769 Highway 95 N.
Bastrop, Texas  78602
Attention:  Scott Zimmerman, Chief Executive Officer

RE:   DEPOSIT ACCOUNT CONTROL AGREEMENTS

Ladies and Gentlemen:

      Reference is hereby made to that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, and including all rights, claims and remedies with respect thereto, the "PURCHASE AGREEMENT"), among South Texas Oil Company, a Nevada corporation (the "COMPANY"), The Longview Fund, L.P., a California limited partnership ("LONGVIEW FUND"), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership ("MARQUIS FUND" and, together with Longview Fund, the "BUYERS"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement

      Notwithstanding (A) the provisions in the Purchase Agreement and the other Transaction Documents which require (i) that the Company and the Subsidiaries execute and deliver Account Control Agreements contemporaneously with the execution and delivery of the Purchase Agreement, and (ii) that all funds of the Company and each of the Subsidiaries be held in deposit accounts that are subject to Account Control Agreements, and (B) the provisions in the Pledge Agreement and the other Transaction Documents which require that the Company and the Subsidiaries, as applicable, to deliver certificates representing the Company's and the Subsidiaries', as applicable, equity interests in each of the Subsidiaries (the "PLEDGED CERTIFICATES") contemporaneously with the execution and delivery of the Pledge Agreement, Collateral Agent, each of the Buyers, the Company and each of the Subsidiaries hereby agree as follows:

         1. The Company and each of the Subsidiaries, as applicable, may collectively hold in those certain accounts with Washington Mutual Bank set forth on Exhibit A hereto (each an "EXCLUDED ACCOUNT" and collectively, the "EXCLUDED ACCOUNTS"), not more than an aggregate amount of $120,000 at any time during the period commencing on the Amendment Date and ending on the thirtieth (30th) day after the Amendment Date. The Company and each of the Subsidiaries, as applicable, shall deliver, or cause to be delivered, to the Collateral Agent on or prior to the thirtieth (30th) day after the Amendment Date evidence of the closing of each of the Excluded Accounts, in form and substance satisfactory to the Collateral Agent, and transfer of all funds on deposit in each of the Excluded Accounts to one or more deposit account(s) that are subject to an Account Control Agreement to which the Collateral Agent is a party and which is in form and substance satisfactory to the Collateral Agent.

         2. Neither the Company nor any of the Subsidiaries shall, on or after the Amendment Date, (i) deposit any funds into any of the Excluded Accounts, or (ii) direct any customer or remitter of funds to the Company or any of the Subsidiaries to remit payments to any of the Excluded Accounts.

         3. The Company and each of the Subsidiaries, as applicable, shall direct, and use its reasonable efforts to cause, every customer or remitter of funds to the Company or any of the Subsidiaries as of the Amendment Date to thereafter pay all amounts payable by such customer or remitter if funds to a deposit account of the Company or such Subsidiary which is not an Excluded Account and shall require that every Person that becomes a customer or remitter of funds to the Company or any of the Subsidiaries after the Amendment Date to pay, at all times, all amounts payable by such customer, client or remitter of the Company or such Subsidiary to a deposit account of the Company or such Subsidiary which is not the Excluded Account.

         4. The Company may deliver, to the Collateral Agent, Account Control Agreements, covering deposit accounts of the Company and/or the Subsidiaries, as applicable, that are not Excluded Accounts (all such deposit accounts that are not Excluded Accounts, the "COVERED ACCOUNTS"), and maintain funds in such Covered Accounts, after the Amendment Date, so long as all such Account Control Agreements are duly executed by the Company and/or the Subsidiaries, as applicable, and the applicable Bank and, as so executed, are delivered to the Company by no later than April 4, 2008 (the "DELIVERY DEADLINE"). If the Company fails to deliver any of such Account Control Agreements, so executed, by the Delivery Deadline, such failure shall constitute (i) an immediate breach of each of the Purchase Agreement and the Amended and Restated Security Agreement, and (ii) an immediate Event of Default (as defined in the Initial Notes) under the Initial Notes. Further, upon any such failure, each of the Buyers' obligations and the Company's rights under Section 1(b) of the Purchase Agreement shall immediately terminate and be of no further force and effect.

         5. The Company and the applicable Subsidiaries may deliver, to the Collateral Agent, the Pledged Certificates, after the Amendment Date, so long as all of the Pledged Certificate, duly executed in accordance with the applicable charter documents and applicable law, are delivered to the Colateral Agent by no later than the Delivery Deadline. If the Company fails to deliver any of such Pledged Certificates, so executed, by the Delivery Deadline, such failure shall constitute (i) an immediate breach of each of the Pledge Agreement, the Purchase Agreement and the Amended and Restated Security Agreement, and (ii) an immediate Event of Default (as defined in the Initial Notes) under the Initial Notes. Further, upon any such failure, each of the Buyers' obligations and the Company's rights under Section 1(b) of the Purchase Agreement shall immediately terminate and be of no further force and effect.

         6. The Company and each of the Subsidiaries hereby represent, warrant and covenant that (a) on the Amendment Date, the aggregate amount of funds in the Excluded Accounts is $116,333.92, and (b) on the Amendment Date the only Covered Accounts are, and on each day thereafter through and including the Delivery Deadline the only Covered Accounts will be, maintained at Wells Fargo Bank, N.A.

         7. Section 12 of the Purchase Agreement is hereby incorporated herein mutatis mutandis.

      IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed as of the date first written above.

                                    VIKING ASSET MANAGEMENT, LLC, a California limited liability company, in its capacity as Collateral Agent

                                    By:    ___________________________
                                    Name:  S. Michael Rudolph
                                    Title: Chief Financial Officer


                                    THE LONGVIEW FUND, L.P.,
                                    a California limited partnership

                                    By: Viking Asset Management, LLC
                                    Its:  Investment Adviser

                                    By:    ___________________________
                                    Name:  S. Michael Rudolph
                                    Title: Chief Financial Officer


                                    LONGVIEW MARQUIS MASTER FUND, L.P.,
                                    a British Virgin Islands limited
                                    partnership

                                    By:  Viking Asset Management, LLC
                                    Its: Investment Advisor

                                    By:    ___________________________
                                    Name:  S. Michael Rudolph
                                    Title: Chief Financial Officer





60637738

Acknowledged and Agreed to this 1st
day of April, 2008.

SOUTH TEXAS OIL COMPANY,
a Nevada corporation

By:________________________________
Name: _____________________________
Title:_______________________________


STO OPERATING COMPANY,
a Texas corporation

By:________________________________
Name: _____________________________
Title:_______________________________


STO DRILLING COMPANY,
a Texas corporation


By:________________________________
Name: _____________________________
Title:_______________________________

STO PROPERTIES LLC,
a Texas limited liability company


By:________________________________
Name: _____________________________
Title:_______________________________


SOUTHERN TEXAS OIL COMPANY,
a Texas corporation


By:
By:________________________________
Name: _____________________________
Title:_______________________________

                                   EXHIBIT A

                               EXCLUDED ACCOUNTS


             ACCOUNT              ACCOUNT NUMBER  	    BALANCE AT
							   APRIL 1, 2008

Operating (Texas) Drilling Account  395-0513834               $18,693.36
Operating (Texas)                   3120173012                   $696.52
Operating (Texas)                   395-2167358                $4,129.94
Drilling (Texas)                    395-2167233               $41,496.78
Savings (Texas)                     1818725301                $51,317.32
TOTAL                                                        $116,333.92